AMENDING AGREEMENT

THIS AMENDING AGREEMENT is entered into as of the 18th day of May, 2011

BETWEEN:

SONO RESOURCES INC. (Company number C8814-2004), a company incorporated under the laws of Nevada, with an address for delivery at Suite 125, 2533 Carson Street, Carson City, Nevada, USA, 89706

(the "Purchaser")

AND:

TIGNISH (PTY) LTD. (Company number 2009/5807), a company incorporated under the laws of Botswana, with an address for delivery at, Plot 1455, Radipeda Sebadi Road, Mogoditshane, Gaborone Botswana

(the "Vendor")

AND:

BONNYRIDGE (PTY) LTD. (Company number 2009/3417) a company incorporated under the laws of Botswana with an address for delivery at, Plot 1455, Radipeda Sebadi Road, Mogoditshane, Gaborone Botswana

(the "Company")

WHEREAS:

A. The parties entered into a share purchase agreement (the "SPA") as of the 14th day of March, 2011 and an Amending Agreement as of the 20th day of April, 2011 (together, the "Agreement")

B. The parties have agreed to amend the terms of the Agreement pursuant to the terms and conditions of this Amending Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSETH THAT in consideration of the premises and the mutual covenants, agreements, representations and warranties contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. The following provision in the Agreement is deleted:

"1.1 In this Agreement the following terms will have the following meanings:

...

(e) "**Closing Date**" means the date which is seven business days following the day on which the Purchaser has provided written notice to the Vendor that all conditions precedent to the completion of the transaction as contemplated hereby have been satisfied or waived; provided that in no event shall the Closing Date be later than May 31 , 2011, unless otherwise agreed between the parties in writing;"

2. The following provision in the Agreement is added:

"1.1 In this Agreement the following terms will have the following meanings:

...

(e) "**Closing Date**" means the date which is seven business days following the day on which the Purchaser has provided written notice to the Vendor that all conditions precedent to the completion of the transaction as contemplated hereby have been satisfied or waived; provided that in no event shall the Closing Date be later than June 15 , 2011, unless otherwise agreed between the parties in writing;"

3. Section 6.1 of the Agreement is amended as follows:

By deleting the following:

"The Purchaser's obligations to carry out the transactions contemplated hereby is subject to the fulfillment of each of the following conditions precedent on or before May 24, 2011:"

By replacing this deletion with the following:

"The Purchaser's obligation to carry out the transactions contemplated hereby is subject to the fulfillment of each of the following conditions precedent on or before June 8, 2011:"

4. All other terms and conditions of the Agreement remain in full force and effect.

IN WITNESS WHEREOF the parties have executed this Agreement effective as of the day and year first above written.

SONO RESOURCES INC.

Per: ______________________

TIGNISH (PTY) LTD.

Per: ______________________

(Authorized Signatory)

BONNYRIDGE (PTY) LTD.

Per: ______________________

(Authorized Signatory)